[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) MUNICIPAL
                              INCOME FUND

                              ANNUAL REPORT o OCTOBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years in the investment management business, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 2000

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael W. Roberge]
     Michael W. Roberge

Dear Shareholders,
For the 12 months ended October 31, 2000, the trust provided a total return of 11.27% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 5.20%. During the same period, the trust's benchmark, the Lipper Closed End High Yield Municipal Index (the Lipper Index), an index composed of 10 closed-end funds (including MFS Municipal Income Trust) that invest at least 50% of their assets in lower-rated municipal debt securities, provided a total return of 3.06%. Effective October 31, 2000, the Lipper Index replaced the Lehman Brothers Municipal Bond Index as the trust's benchmark because the Lipper Index is a more relevant measure of the trust's investment universe and of its performance as compared to its peers.

In our view, three main factors drive the performance of a high-yield municipal fund such as ours: credit risk, the quality of the fund's research as it relates to credit risk, and interest rates. We think credit risk -- the risk that a bond will be downgraded or will default -- is the primary risk in a high-yield portfolio. We believe the trust's strong performance compared to its benchmark was in large part due to the quality of our research, which helped us avoid some of the credit problems in our market, particularly among hospitals and nursing homes.

However, rather than cutting back on investments in health care, we viewed the troubled sector as an opportunity. Because of some high-profile hospital and nursing home problems and reductions in Medicare funding, many investors have fled the health care area, so the premium we are paid to own bonds in that sector has grown dramatically. In other words, the yield of these bonds has climbed significantly in relation to investment-grade bonds. Although health care is a challenging area, we think that through individual security selection we may potentially reap some significant gains for investors.

Something investors should keep in mind is that health care issues represent a huge portion of the municipal high-yield market, including the majority of new issues. So in order to stay fully invested, a municipal high-yield fund, in our view, has to own health care bonds. The key is finding the financially healthy ones and avoiding defaults and credit problems. This is where we think the quality of our in-house Original Research(SM) process -- which may include meetings with hospital or nursing home managements, meetings with employees and competitors, and intense financial and competitive analysis -- gives us an edge.

For example, our research indicated that health maintenance organizations (HMOs) have vigorously clamped down on the rates they will pay hospitals for insured services in urban areas where the markets were generally oversupplied with hospital beds. So one of the things we have done is to largely avoid hospitals in those areas where cost competition has tended to be intense. Instead, we have invested in several hospitals in rural areas that have tended to have little or no direct competition. Another factor we view as potentially positive for health care investments is that Congress has already started to talk about restoring some of the health care funding that it had previously cut.

The interest rate environment over the past year also had a positive effect on performance. Although the Federal Reserve Board (the Fed) caused short-term interest rates to rise in the early part of the period -- by raising the rate it charges banks for overnight borrowing -- interest rates actually declined for both long-term Treasuries and municipal bonds. The decline in long-term rates helped the trust's performance by increasing the prices of bonds that we owned.

In our experience, long-term bonds have tended to be influenced more by what investors think about long-term inflation than by short-term interest rate changes. This helps explain why long-term rates declined in spite of the fact that the Fed was raising short-term rates. It appeared to us that the market felt the Fed's rate hikes were doing a good job of bringing growth down and keeping inflationary forces at bay; we think this perception that inflation would remain benign helped bring down long-term rates. Another factor was the Fed's announcement that it would use some of the budget surplus to buy back 30-year Treasuries. Investors perceived that the supply of 30-year notes would be shrinking, and that drove their prices up and yields down.

Looking ahead, we are optimistic about each of the three factors that we mentioned earlier as driving performance: interest rates, credit risk, and the ability of our research to make a difference. We agree with the market's apparent perception that the Fed has done its job by raising rates in order to cool down the economy. We expect to see a flat to declining interest rate environment continuing through 2001, which would be positive for fixed-income investing in general.

We also expect the economy to continue to grow at a healthy but slower pace, with little inflation and without a recession. That bodes well for credit risk. Gross domestic product (GDP) growth in the third quarter declined to under 3%, which falls within the range that economists and Fed Chairman Alan Greenspan have previously talked about as long-term, sustainable, noninflationary growth. And although we've had oil prices spike up dramatically to their highest level since the Gulf War, the effect has not been as inflationary as many had feared. The prevailing view seems to be that higher gas prices have served as a tax on consumers and made them rein in their spending, contributing to a "soft landing" for the economy.

Finally, we believe our research will continue to uncover opportunities in the high-yield market. In addition to health care, another sector we like is electric utilities. We think the trend toward consolidation in the industry offers potential for our research to find utilities with lower-grade bonds that may enjoy an upgrade if they are acquired by a higher-grade company. (When a bond's rating is upgraded because its issuer is perceived to have improved its creditworthiness, the bond is considered less risky and therefore its price rises.) An example in the portfolio is Entergy Corp. (formerly Gulf States Utilities), an investor-owned utility with a "BB+" bond rating. Near the end of the period, the company announced that it planned to merge with Florida Power and Light, an "A"-rated company. If, as we expect, that merger is completed, our position in Entergy should benefit significantly as its bonds cross over from high-yield to investment-grade status.

    Respectfully,

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   MICHAEL W. ROBERGE, CFA, IS SENIOR VICE PRESIDENT AND ASSOCIATE DIRECTOR OF FIXED INCOME RESEARCH OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF THE MUNICIPAL HIGH-INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND OF MFS(R) MUNICIPAL INCOME TRUST, A CLOSED-END FUND.

   HE JOINED MFS IN 1996 AS A CREDIT ANALYST IN THE MUNICIPAL FIXED INCOME DEPARTMENT AND WAS NAMED PORTFOLIO MANAGER IN 1997, VICE PRESIDENT IN 1998, AND SENIOR VICE PRESIDENT IN 2000. PRIOR TO JOINING MFS, HE WORKED AS A MUNICIPAL CREDIT ANALYST AND PORTFOLIO MANAGER WITH ANOTHER MAJOR MUTUAL FUND FIRM. BEFORE THAT, HE WAS A CREDIT ANALYST WITH MOODY'S INVESTORS SERVICE, INC. MICHAEL IS A 1990 GRADUATE OF BEMIDJI STATE UNIVERSITY AND EARNED AN M.B.A. DEGREE FROM HOFSTRA UNIVERSITY IN 1992. HE IS A CHARTERED FINANCIAL ANALYST (CFA) AS WELL AS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investment in fixed-income securities.

NEW YORK STOCK EXCHANGE SYMBOL: MFM

-------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

   (For the year ended October 31, 2000)

   NET ASSET VALUE PER SHARE
   October 31, 1999                                                 $7.96
   October 31, 2000                                                 $7.79

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 1999                                                 $7.125
   September 1, 2000 (high)                                         $8.000
   December 20, 1999 (low)                                          $6.438
   October 31, 2000                                                 $7.375

-------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Government guarantees apply to the underlying securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

An investment in the trust is not a complete investment program. See the prospectus for details.

The trust is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in security's value may have a more significant effect on the portfolio's net asset value.

NUMBER OF SHAREHOLDERS

As of October 31, 2000, our records indicate that there are 4,773 registered shareholders and approximately 16,500 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

At the annual meeting of shareholders of MFS Municipal Income Trust, which was held on September 14, 2000, the following actions were taken:

ITEM 1. The election of J. Atwood Ives, Lawrence T. Perera, Arnold D. Scott and Jeffrey L. Shames as Trustees of the trust.

                                                NUMBER OF SHARES
NOMINEE                                      FOR          WITHHOLD AUTHORITY
-----------------------------------------------------------------------------
J. Atwood Ives                          33,364,110.6983     1,747,294.5386
Lawrence T. Perera                      33,349,143.2946     1,762,261.9423
Arnold D. Scott                         33,428,431.3406     1,682,973.8963
Jeffrey L. Shames                       33,362,467.0547     1,748,938.1822

Trustees continuing in office who were not subject to re-election at this meeting are William J. Poorvu, Charles W. Schmidt, Elaine R. Smith, and David B. Stone.

ITEM 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2001.

                                           NUMBER OF SHARES
-------------------------------------------------------------------------------
For                                         33,396,436.9652
Against                                        339,072.0140
Abstain                                      1,375,896.2577

ITEM 3. To approve or disapprove amendments to the trust's Declaration of Trust to authorize the issuance of preferred shares of the trust.

                                           NUMBER OF SHARES
-------------------------------------------------------------------------------
For                                         26,962,485.9309
Against                                      3,207,685.9877
Abstain                                      1,396,189.5645
Delivered Not Voted                          5,387,985.0000

PORTFOLIO OF INVESTMENTS -- October 31, 2000

Municipal Bonds - 97.9%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
General Obligation - 1.5%
  Chicago, IL, FGIC, 5.125s, 2025                                      $  2,000             $  1,852,420
  Markham, IL, 9s, 2012                                                   1,215                1,233,225
  New York City, NY, 6.125s, 2025                                         1,470                1,510,807
                                                                                            ------------
                                                                                            $  4,596,452
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 2.8%
  Chicago, IL, Public Building Commission, Building Rev.,
    RITES, 5.169s, 2016+(++)                                           $  1,300             $  1,260,558
  Chicago, IL, Public Building Commission, Building Rev.,
    RITES, 5.169s, 2017+(++)                                              1,050                1,000,965
  College Park, GA (Civic Center), AMBAC, 5.75s, 2020                     1,000                1,022,810
  Houston, TX, 6.3s, 2020                                                   815                  811,210
  Houston, TX, Community College Systems, 7.875s, 2025+                   2,500                2,470,625
  Riverside County, CA, Asset Leasing Corp., Leashold
    Rev. (Riverside County Hospital), MBIA, 0s, 2026                      8,595                1,980,546
                                                                                            ------------
                                                                                            $  8,546,714
--------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 15.5%
  Arapahoe County, CO, Capital Improvement, Highway Rev., 0s, 2005     $  1,000             $    387,220
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, 8.921s, 2001(++)                                500                  536,090
  Colorado Health Facilities Authority, Retirement
    Facilities Rev. (Liberty Heights), FHA, 0s, 2024                      7,000                1,593,760
  Dade County, FL, AMBAC, 0s, 2008                                       15,080                2,310,558
  Denver, CO, City & County Airport Rev., 8.75s, 2001                       400                  424,608
  Desert Hospital District, CA, Hospital Rev. (Desert
    Hospital Corp.), 8.216s, 2002(++)                                     1,500                1,654,080
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2030                                             25,950                5,022,363
  Hannibal, MO, Industrial Development Authority
    (Hannibal Regional Healthcare), 9.5s, 2001+                           1,460                1,582,552
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2006                                  2,500                2,876,850
  Jefferson County, OH, Asset Guaranty, 7.125s, 2005                      1,000                1,130,470
  Massachusetts Health & Education Facilities Authority
    (Fairview Extended Care Facility), 10.25s, 2001                       1,500                1,558,485
  Massachusetts Industrial Finance Agency (Emerson
    College), 8.9s, 2001                                                  2,000                2,053,860
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), 8.75s, 2001                           1,000                1,026,530
  Nassau County, NY, Industrial Development Agency, Civic
    Facilities Rev. (New York Institute of Technology), 6.15s, 2002       1,000                1,041,000
  New Lenox, IL, Community Park Development Authority, 8.25s, 2004        1,930                2,194,950
  New York City, NY, 6.125s, 2006                                           530                  574,536
  North Carolina Medical Care Commission, Hospital Rev
    (Valdese General Hospital), 8.75s, 2001                               1,300                1,374,867
  North Central, TX, Health Facilities Development Corp.
    (Presbyterian Hospital), MBIA, 8.785s, 2001(++)                       1,500                1,596,810
  Prince William County, VA, Industrial Development
    Authority, Residential Care Facility (Westminster at
    Lake Ridge), 10s, 2002                                                1,500                1,619,565
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                                 2,475                3,762,841
  Telluride, CO, Gondola Transit Co., Real Estate
    Transfer Assessment Rev., 11.5s, 2012                                   425                  616,888
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2002                                                        10,535               12,082,592
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), 14.375s, 2001                                              365                  386,838
                                                                                            ------------
                                                                                            $ 47,408,313
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.9%
  Chicago, IL, O'Hare International Airport (United
    Airlines), 6.75s, 2011                                             $  1,000             $  1,039,250
  Dallas Fort Worth, TX, International Airport (American
    Airlines), 6.15s, 2029                                                1,000                1,016,240
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     1,100                1,158,707
  Hillsborough County, FL, Aviation Authority Rev. (US
    Air), 8.6s, 2022                                                        650                  673,400
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                          1,000                1,038,620
  New Jersey Economic Development Authority (Continental
    Airlines, Inc.), 6.4s, 2023                                           2,000                1,880,580
  State of Hawaii, Department of Transportation
    (Continental Airlines, Inc.), 7s, 2020                                  700                  698,677
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                               3,400                3,472,522
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.6s, 2030                                                 3,000                3,093,630
  Wayne Charter County, MI (Northwest Airlines, Inc.), 6.75s, 2015        1,000                  991,820
                                                                                            ------------
                                                                                            $ 15,063,446
--------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 10.4%
  Alaska Industrial Development & Export Authority, Power
    Rev. (Upper Lynn Canal Regulatory Power), 5.8s, 2018               $    830             $    766,198
  Brazos River Authority, TX (Reliant Energy, Inc.),
    5.375s, 2019                                                          1,000                  905,910
  Calcasieu Parish, LA, Industrial Development Board,
    Pollution Control Rev. (Entergy Gulf States, Inc.),
    5.45s, 2010                                                           1,250                1,180,250
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.6s, 2030                                                3,000                2,557,830
  Clark County, NV, Industrial Development Rev. (Nevada
    Power Co.), 5.9s, 2032                                                1,000                  892,290
  Connecticut Development Authority, Pollution Control
    Rev. (Connecticut Light & Power), 5.85s, 2028                         2,875                2,684,445
  Farmington, NM, Pollution Control, 5.8s, 2022                           3,000                2,728,800
  Klamath Falls, OR, Electric Rev. (Klamath Cogeneration), 6s, 2025       2,500                2,246,925
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                      4,000                3,658,720
  North Carolina Municipal Power Agency, Catawba Electric
    Rev., 6.5s, 2020                                                      2,000                2,051,120
  Ohio Water Development, Pollution Control Rev
    (Cleveland Electric), 8s, 2023                                        2,500                2,678,025
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6.1s, 2025                                 650                  600,691
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                                 3,000                2,775,900
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                            2,000                2,072,500
  Southern California Public Power Authority,
    Transmission Project Rev., RIBS, 7.184s, 2012(++)                     2,250                2,386,822
  Sullivan, IN, Pollution Control Rev. (Indiana -
    Michigan Power Co.), 5.95s, 2009                                        250                  251,823
  West Feliciana Parish, LA, Pollution Control Rev. (Gulf
    States Utilities Co.), 5.8s, 2015                                     1,500                1,446,480
                                                                                            ------------
                                                                                            $ 31,884,729
--------------------------------------------------------------------------------------------------------
Health Care Revenue - 24.6%
  Alachua County, FL, Health Facilities Rev. (Beverly
    Enterprises), 6.75s, 2010                                          $    850             $    809,795
  Baltimore County, MD, Nursing Facility Mortgage Rev
    (Eastpoint Rehabilation & Nursing Center), 6.75s, 2028                  500                  385,000
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                                85                   83,449
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               300                  275,394
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                            1,085                  928,554
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              2,405                2,016,207
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                                 600                  614,382
  Booneville, MO, Health Facilities Rev. (Gericare, Inc.), 11s, 2017      1,860                1,866,659
  Boston, MA, Industrial Development Finance Authority
    Rev. (Stonehedge Convalescent Center), 10.75s, 2011                     575                  582,337
  Brevard County, FL, Health Facilities Authority Rev
    (Friendly Village), 9.25s, 2012                                       2,075                2,091,330
  Cambria County, PA, Industrial Development Authority
    (Beverly Enterprises), 10s, 2012                                        600                  709,290
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.), 6.35s, 2017               300                  275,817
  Chautauqua County, NY, Industrial Development Agency,
    Civic Facility Rev. (Womans Christian Assn.), 6.4s, 2029              1,000                  831,520
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira), 6s, 2013          765                  675,273
  Chemung County, NY, Industrial Development Agency,
    Civic Facilities Rev. (St. Joseph's Hospital-Elmira), 6.35s, 2013       190                  169,894
  Cheneyville, LA, Westside Habilitation Center, 8.375s, 2013             2,240                2,317,011
  Chester County, PA, Industrial Development Authority
    (RHA/PA Nursing Home), 10.125s, 2019*                                   952                  571,200
  Connecticut Health & Educational Facilities (Johnson
    Evergreen), 8.5s, 2014                                                  650                  675,155
  Contra Costa County, CA, Residential Rental Facilities
    Rev. (Cypress Meadows), 7s, 2028                                      1,840                1,456,857
  Crittenden County, AK, 7s, 2020                                         1,030                1,051,362
  Cuyahoga County, OH, Hospital Facilities (Canton, Inc.), 7.5s, 2030       850                  887,706
  Denver, CO, Health & Hospital Rev., 5.25s, 2013                           635                  554,069
  Denver, CO, Health & Hospital Rev., 5.375s, 2018                        1,500                1,240,260
  District of Columbia, Hospital Rev. (Hospital for Sick
    Children), 8.875s, 2021                                                 460                  470,295
  Gadsden County, FL, Industrial Development Authority
    (RHA/FL Properties), 10.45s, 2018                                     2,395                1,796,250
  Goldsboro, NC, Housing Authority Rev. (North Carolina
    Housing Foundation, Inc.), 7.25s, 2029                                  400                  374,404
  Grand Forks, ND, Health Care Systems (Altru Health
    Systems Obligation Group), 7.125s, 2024                                 500                  507,135
  Greenville County, SC, 8s, 2015                                         2,740                1,370,000
  Illinois Health Facilities Authority Rev. (Centegra
    Health Systems), 5.25s, 2018                                          1,000                  855,200
  Indiana Health Facilities Financing Authority Rev
    (Metro Health/Indiana, Inc.), 6.3s, 2023                              1,220                  980,538
  Iowa Finance Authority, Health Care Facilities Rev
    (Care Initiatives), 5.75s, 2018                                         500                  403,760
  Kentucky Economic Development Finance Authority (Norton
    Healthcare, Inc.), 6.5s, 2020                                         2,000                1,949,080
  Lee County, FL, Industrial Development Authority
    (Beverly Enterprises), 10s, 2010                                      1,680                1,733,693
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                            2,903                  493,581
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 6.875s, 2026                    320                  299,373
  Lufkin, TX, Health Facilities Development Corp.
    (Memorial Health System of East Texas), 5.7s, 2028                      500                  388,135
  Maine Health & Higher Educational Facilities, 7.5s, 2019                  825                  799,763
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 5.25s, 2018                                        1,400                1,146,712
  Massachusetts Health & Education Facilities Authority
    (St. Memorial Medical Center), 6s, 2023                                 465                  358,045
  Massachusetts Industrial Finance Agency (Metropolitan
    Health Foundation, Inc.), 6.75s, 2027                                 1,500                1,360,140
  Massachusetts Industrial Finance Agency (Needham/
    Hamilton House), 11s, 2010                                              600                  615,288
  Massachusetts Industrial Finance Agency (WNR, Inc.), 9s, 2023(+)          525                  420,000
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae), 7.375s, 2027                                               1,000                1,006,030
  Mississippi Business Finance Corp., Health Facilities
    Rev. (Medical Foundation, Inc.), 5.625s, 2023                         1,445                1,124,658
  Mocksville, NC (Housing Foundation, Inc.), 7.25s, 2029                    400                  375,704
  Montgomery County, PA, Higher Education & Health
    Authority Rev. (AHF/Montgomery), 10.5s, 2020                          2,395                2,440,744
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation, Inc.),
    6.55s, 2028                                                             790                  664,588
  New Hampshire Higher Educational & Health Facilities
    Authority Rev., 5.8s, 2018                                            1,000                  822,370
  New Jersey Economic Development Authority (Courthouse
    Convalescent Center), 8.7s, 2014                                        650                  678,022
  New Jersey Economic Development Authority (Greenwood
    Health Care), 9.75s, 2011                                             1,230                1,286,863
  New Jersey Economic Development Authority (Wanaque
    Convalescent Center), 8.6s, 2011                                      1,000                1,044,250
  New Jersey Health Care Facilities Financing Authority
    (Cherry Hill), 8s, 2027                                               1,000                1,003,520
  New York City, NY, Health & Hospital Corp. Rev., 5.25s, 2017              700                  652,260
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                                     850                  742,144
  Orange County, FL, Industrial Development Rev
    (Friendly Village), 9.25s, 2012                                       1,805                1,808,574
  Osceola County, FL, Industrial Development Rev
    (Community Provider Pooled Loan), 7.75s, 2017                         1,300                1,315,236
  Reedley, CA, Certificates of Participation (Mennonite
    Home), 7.5s, 2026                                                     2,930                2,847,403
  Rochester, MN, Health Care Facilities Rev. (Mayo
    Medical Foundation), 7.692s, 2021                                     1,000                1,044,160
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.375s, 2014                                 775                  726,276
  Salt Lake City, UT, Hospital Rev. (Intermountain Health
    Care), AMBAC, 8.907s, 2020(++)                                          600                  632,946
  San Francisco, CA, City & County (Coventry Park), 8.5s, 2026            2,000                2,033,940
  Santa Fe, NM, Industrial Development Rev. (Casa Real
    Nursing Home), 9.75s, 2013                                            1,075                1,118,978
  Seminole County, FL, Industrial Development Authority
    (Friendly Village), 10s, 2011                                         1,485                1,491,549
  Southwestern Illinois Development Authority Rev
    (Anderson Hospital), 5.625s, 2029                                     1,500                1,208,805
  Springfield, TN, Health & Educational Facilities
    (Northcrest Medical Center), 5.25s, 2018                              1,400                1,102,556
  State of Arkansas, Development Finance Authority
    (Washington Regional Medical Center), 7.25s, 2020                       500                  499,670
  Sterling, IL (Hoosier Care), 7.125s, 2034                                 740                  666,895
  Steubenville, OH, Hospital Rev. (Trinity Health), 6.5s, 2030            1,300                1,289,860
  Suffolk County, NY, Industrial Development Agency
    (Southampton Hospital), 7.25s, 2020                                     750                  698,887
  Suffolk County, NY, Southhampton Hospital Assn., 7.625s, 2030             750                  714,795
  Tallahasse, FL, Health Facilities Rev. (Tallahassee
    Memorial Healthcare), 6.25s, 2020                                     3,085                3,045,790
  Washington County, FL, Industrial Development Authority
    (Washington County), 10s, 2016                                        1,045                1,046,954
  Waterford Township, MI, Economic Development Corp. Rev
    (Canterbury Health), 6s, 2039                                         1,570                1,195,995
  West Plains, MO, Industrial Development Authority,
    Hospital Rev. (Ozarks Medical Center), 6.75s, 2024                      170                  150,323
  Wilkinsburg, PA, Municipal Authority Health
    (Monroeville Christian), 8.25s, 2027                                  1,000                1,004,410
  Wisconsin State Health & Educational Facilities
    (Oakwood Village), 7.625s, 2030                                         300                  290,793
                                                                                            ------------
                                                                                            $ 75,165,861
--------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 13.2%
  Bedford County, VA, Industrial Development Authority
    (Nekoosa Packaging), 6.55s, 2025                                   $  2,000             $  2,020,000
  Carbon County, PA, Industrial Development Authority
    (Panther Creek Partners), 6.65s, 2010                                   500                  511,110
  Courtland, AL, Industrial Development Board, Solid
    Waste Disposal Rev. (Champion International Corp.),
    6.375s, 2029                                                          2,000                1,990,860
  Delaware County, PA, Industrial Development Authority
    (Resources Recovery Facility), 6.1s, 2005                             2,000                1,939,840
  Gloucester County, NJ, Improvement Authority, Solid
    Waste Resources Recovery Rev. (Waste Management, Inc.),
    6.85s, 2029                                                             850                  880,957
  Gulf Coast Industrial Development Authority (Valero
    Refinery), 5.6s, 2031                                                 2,000                1,712,660
  Hardeman County, TN (Correctional Facilities Corp.),
    7.75s, 2017                                                           2,220                2,336,461
  Hernando County, FL, Water & Sewer Rev. (Florida
    Crushed Stone), 8.5s, 2014                                            3,600                3,970,188
  Hodge Village, LA, Utilities Rev. (Stone Container), 9s, 2010           7,585                7,725,247
  Indiana Development Finance Authority Rev. (Inland
    Steel), 5.75s, 2011                                                   1,000                  851,930
  Mesa County, CO (Joy Technologies, Inc.), 8.5s, 2006*                     950                  712,500
  Mobile County, AL, Industrial Development Authority
    Rev. (Ipsco, Inc.), 6.875s, 2030                                        650                  658,547
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                     880                  863,412
  New Jersey Economic Development Authority (Holt Hauling
    & Warehousing), 8.4s, 2015                                            1,000                1,000,000
  New Jersey Economic Development Authority (Holt Hauling
    & Warehousing), 8.6s, 2017                                            1,000                1,000,000
  Ohio Solid Waste Rev. (Republic Engineered Steels), 8.25s, 2014         3,000                  900,000
  Ohio Solid Waste Rev. (Republic Engineered Steels), 9s, 2021            3,000                  900,000
  Onondaga County, NY, Industrial Development Agency,
    Solid Waste Disposal Facility Rev. (Solvay Paperboard LLC),
    6.8s, 2014                                                            1,000                  994,820
  Philadelphia, PA, Industrial Development Authority Rev
    (Host Marriott LP), 7.75s, 2017                                       3,255                3,442,879
  Port of New Orleans, LA (Avondale Industries), 8.25s, 2004                575                  612,260
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014               1,605                1,746,866
  Sweetwater County, WY, Solid Waste Disposal Rev., "A"
    (FMC Corp.), 7s, 2024                                                 3,000                3,055,920
  Virginia Peninsula Ports Authority Rev. (Zeigler Coal),
    6.9s, 2022                                                            1,250                  437,500
                                                                                            ------------
                                                                                            $ 40,263,957
--------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 1.0%
  Bexar County, TX, Health Facilities Development
    (Baptist Health Systems), MBIA, 5.25s, 2027                        $  1,000             $    930,550
  Houston County, AL, AMBAC, 6.25s, 2030                                  2,000                2,066,020
                                                                                            ------------
                                                                                            $  2,996,570
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.4%
  Alexandria, VA, Redevelopment and Housing Authority
    (Park at Landmark), 8.75s, 2029                                    $    500             $    499,025
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                  975                  944,131
  Colorado Housing Finance Authority, FHA, 9s, 2025                         740                  741,029
  Dade County, FL, Housing Finance Agency (Blackstone),
    8.375s, 2002+                                                         5,467                5,483,829
  Dade County, FL, Housing Finance Agency (Silverblue),
    8.375s, 2002+                                                         3,208                3,217,667
  Dallas, TX, Housing Finance Corp., 8.5s, 2011                           1,105                1,117,995
  Eaglebend, CO, Affordable Housing Corp., 6.4s, 2017                     1,000                  971,450
  Florida Multi-Family Housing Finance Agency Rev
    (Center Court Apartments), 8.5s, 2018                                   980                  964,173
  Munimae Te Bond Subsidiary LLC, 6.875s, 2009#                           2,000                1,971,640
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
    (Northbrook I & III Apartments), 6.15s, 2019                            280                  258,530
  Ridgeland, MS, Urban Renewal, Multifamily Housing Rev
    (Northbrook I & III Apartments), 6.25s, 2029                            475                  428,051
                                                                                            ------------
                                                                                            $ 16,597,520
--------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.3%
  Black Hawk, CO, Device Tax Rev., 5.625s, 2021                        $    250             $    210,558
  Territory of Virgin Islands, Public Finance Authority,
    5.875s, 2018                                                            500                  472,105
  Virgin Islands Public Finance Authority, 6s, 2006                         250                  252,767
                                                                                            ------------
                                                                                            $    935,430
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.6%
  Bexar County, TX, Housing Finance Corp., 0s, 2015                    $  1,505             $    310,301
  Colorado Housing Finance Authority, 7.15s, 2014                            90                   97,048
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                    390                   79,248
  Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011               3,000                1,056,810
  Dallas, TX, Housing Finance Corp., MBIA, 0s, 2016                       9,810                1,919,523
  Duval County, FL, Housing Finance Authority, 0s, 2015                  11,070                2,100,311
  Georgia Housing & Finance Authority Rev., FHA, 0s, 2031                 4,515                  464,955
  Jackson County, MO, 0s, 2016                                              440                   76,234
  Nebraska Investment Finance Authority, 0s, 2015                        19,525                4,851,572
  Nebraska Investment Finance Authority, 6.25s, 2021                      1,990                2,038,675
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 9.081s, 2031(++)                                            480                  504,538
  Reno County, KS, Single Family Mortgage Rev., AMBAC, 0s, 2014             550                  114,108
  Saline County, KS, 0s, 2014                                                25                    5,368
  Wisconsin Housing & Economic Development, Homeownership
    Rev., RIBS, 9.499s, 2022(++)                                            455                  467,704
                                                                                            ------------
                                                                                            $ 14,086,395
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.6%
  Gulf Coast Waste Disposal Authority (Valero Energy
    Corp.), 5.7s, 2032                                                 $  1,000             $    869,890
  Henrico County, VA, Industrial Development Authority,
    5.45s, 2014                                                             500                  426,215
  Massachusetts Development Finance Agency, Resource
    Recovery Rev., 6.7s, 2014                                               700                  719,166
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.6s, 2019                                                2,850                2,513,472
  Southwestern Illinois Development Authority Rev., Solid
    Waste Disposal Rev., 5.9s, 2014                                         395                  373,468
                                                                                            ------------
                                                                                            $  4,902,211
--------------------------------------------------------------------------------------------------------
Special Assesment District - 1.4%
  Chicago, IL, Tax Increment Rev. (Ryan Garfield), 10.125s, 2007       $  1,295             $  1,325,756
  Denver, CO, Urban Renewal Tax (Downtown Denver), 8.5s, 2013               420                  425,221
  Heritage Isles, FL, Community Development District, 5.75s, 2005           515                  506,121
  Katy, TX, Development Authority Rev., 5.8s, 2011                          945                  894,206
  Katy, TX, Development Authority Rev., 6s, 2018                          1,325                1,233,907
                                                                                            ------------
                                                                                            $  4,385,211
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.0%
  Access To Loans For Learning, Student Loan Corp., CA, 7.95s, 2030    $    650             $    660,627
  Arizona Student Loan Acquisition Authority, "C", 7.625s, 2010             750                  800,595
  Pennsylvania Higher Education Assistance Agency, AMBAC,
    7.601s, 2022(++)                                                      1,300                1,430,767
                                                                                            ------------
                                                                                            $  2,891,989
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.7%
  Massachusetts Turnpike Authority, Capital Appreciation,
    "C", MBIA, 0s, 2022                                                $ 10,000             $  3,019,300
  Nevada Department of Business (Las Vegas Monorail),
    7.375s, 2040                                                            625                  604,325
  Niagara Falls, NY, Bridge Commission, Toll Rev., RITES,
    FGIC, 5.233s, 2015+(++)                                               1,500                1,542,720
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2011                  1,000                  471,980
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                  1,000                  437,750
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                  1,750                  636,108
  Telluride, CO, Gondola Transit Co., 9s, 2016                              915                1,007,424
  West Virginia Parkways, Economic Development & Tourism
    Authority, FGIC, 7.038s, 2019(++)                                       600                  606,432
                                                                                            ------------
                                                                                            $  8,326,039
--------------------------------------------------------------------------------------------------------
Universities - 1.1%
  Louisiana State University, Agricultural & Mechanical
    College Board (Health Sciences Center), MBIA, 6.375s, 2031         $  2,500             $  2,647,150
  Savannah, GA, Economic Development Authority (College
    Of Art & Design, Inc.), 6.5s, 2013                                      625                  641,875
                                                                                            ------------
                                                                                            $  3,289,025
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 2.2%
  Detroit, MI, Sewer Disposal Rev., FGIC, 6.756s, 2023 (++)            $  1,900             $  2,070,392
  Detroit, MI, Sewer Disposal Rev., FGIC, 6.756s, 2023 (++)                 600                  597,336
  Harrisburg, PA, Authority Water Rev., FGIC, 7.17s, 2015 (++)            2,000                2,082,560
  New York City, NY, Municipal Water Finance Authority
    Rev., FSA, 5.375s, 2026                                               1,100                1,059,300
  West Feliciana Parish, LA, Pollution Control Rev., 5.8s, 2016           1,000                  959,050
                                                                                            ------------
                                                                                            $  6,768,638
--------------------------------------------------------------------------------------------------------
Other - 3.7%
  Danville, VA, Industrial Development Rev. (Piedmont Mall),
    8s, 2017                                                           $  5,795             $  5,932,631
  District of Columbia (National Public Radio), 7.7s, 2023                2,500                2,638,550
  Iowa Finance Authority, Community Provider Rev. (Boys &
    Girls Home), 6.25s, 2028                                                500                  450,085
  Lehigh County, PA, General Purpose Authority (Kidspeace
    Obligation Group), 6s, 2023                                           1,000                  893,420
  Memphis, TN, Health, Educational & Housing Facilities
    Board (Wesley Highland Terrace), 8.5s, 2024                             115                  117,526
  Mississippi Development Bank (Diamond Lakes Utilities),
    6.25s, 2017                                                           1,000                  964,880
  St. Louis County, MO, Industrial Development Authority
    (Kiel Center Arena), 7.875s, 2024                                       300                  314,079
                                                                                            ------------
                                                                                            $ 11,311,171
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $302,916,781)                                       $299,419,671
--------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.9%
--------------------------------------------------------------------------------------------------------
  Harris County, TX, Hospital Rev. (Methodist Hospital), due 11/01/00  $    300             $    300,000
  Jackson County, MS, Pollution Control Rev. (Chevron
    USA, Inc.), due 11/02/00                                                100                  100,000
  Sevier County, TN, Public Building Authority, due 11/02/00              2,200                2,200,000
--------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                        $  2,600,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $305,516,781)                                           $302,019,671

Other Assets, Less Liabilities - 1.2%                                                          3,769,475
--------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                         $305,789,146
--------------------------------------------------------------------------------------------------------
   * Non-income producing security in default.
   # SEC Rule 144A restriction.
   + Restricted security.
 (+) Security valued by or at the direction of the Trustees.
(++) Inverse floating rate security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
OCTOBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $305,516,781)            $302,019,671
  Cash                                                                   89,152
  Receivable for investments sold                                     2,730,225
  Interest receivable                                                 6,302,903
  Other assets                                                          132,690
                                                                   ------------
      Total assets                                                 $311,274,641
                                                                   ------------
Liabilities:
  Payable to dividend disbursing agent                             $    162,524
  Payable for investments purchased                                   4,834,841
  Payable to affiliates -
    Management fee                                                        7,481
    Transfer and dividend disbursing agent fee                            7,933
    Administrative fee                                                      147
  Accrued expenses and other liabilities                                472,569
                                                                   ------------
      Total liabilities                                            $  5,485,495
                                                                   ------------
Net assets                                                         $305,789,146
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $351,097,792
  Unrealized depreciation on investments                             (3,497,110)
  Accumulated net realized loss on investments                      (42,831,893)
  Accumulated undistributed net investment income                     1,020,357
                                                                   ------------
      Total                                                        $305,789,146
                                                                   ============
Shares of beneficial interest outstanding (39,318,354
  shares issued less 55,500 treasury shares)                        39,262,854
                                                                    ==========
Net asset value per share (net assets / shares of
  beneficial interest outstanding)                                    $7.79
                                                                      =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 24,073,579
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,732,750
    Trustees' compensation                                              110,401
    Administrative fee                                                   43,542
    Transfer and dividend disbursing agent fee                           94,456
    Custodian fee                                                       109,947
    Printing                                                             54,049
    Postage                                                              22,594
    Auditing fees                                                        34,929
    Legal fees                                                           88,107
    Miscellaneous                                                       120,388
                                                                   ------------
      Total expenses                                               $  3,411,163
    Fees paid indirectly                                                (49,615)
                                                                   ------------
      Net expenses                                                 $  3,361,548
                                                                   ------------
        Net investment income                                      $ 20,712,031
                                                                   ------------
Realized and unrealized gain (loss) on investments:
    Realized gain on investment transactions (identified cost
      basis)                                                       $    165,596
    Change in unrealized depreciation on investments                 (6,726,754)
                                                                   ------------
        Net realized and unrealized loss on investments            $ (6,561,158)
                                                                   ------------
          Increase in net assets from operations                   $ 14,150,873
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                                         ------------------------
                                                                         2000                1999
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $ 20,712,031       $ 21,176,626
  Net realized gain on investments                                     165,596            169,824
  Net unrealized loss on investments                                (6,726,754)       (23,752,255)
                                                                  ------------       ------------
    Increase (decrease) in net assets from operations             $ 14,150,873       $ (2,405,805)
                                                                  ------------       ------------
  Distributions declared to shareholders from net
    investment income                                             $(20,721,312)      $(20,838,296)
                                                                  ------------       ------------
  Net increase in net assets from trust shares reinvested         $    164,756       $  1,894,933
                                                                  ------------       ------------
    Total decrease in net assets                                  $ (6,405,683)      $(21,349,168)
Net assets:
  At beginning of period                                           312,194,829        333,543,997
                                                                  ------------       ------------
  At end of period (including accumulated undistributed net
    investment income of $1,020,357 and $1,023,848,
    respectively)                                                 $305,789,146       $312,194,829
                                                                  ============       ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                              --------------------------------------------------------------------------------
                                                    2000                1999             1998             1997            1996
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period             $ 7.96              $ 8.55           $ 8.51           $ 8.58          $ 8.84
                                                  ------              ------           ------           ------          ------
Income from investment operations# -
  Net investment income                           $ 0.53              $ 0.54           $ 0.57           $ 0.61          $ 0.66
  Net realized and unrealized gain (loss)
    on investments                                 (0.17)              (0.60)            0.05            (0.03)          (0.26)
                                                  ------              ------           ------           ------          ------
      Total from investment operations            $ 0.36              $(0.06)          $ 0.62           $ 0.58          $ 0.40
                                                  ------              ------           ------           ------          ------
Less distributions declared to
  shareholders from net investment income         $(0.53)             $(0.53)          $(0.58)          $(0.65)         $(0.66)
                                                  ------              ------           ------           ------          ------
Net asset value - end of period                   $ 7.79              $ 7.96           $ 8.55           $ 8.51          $ 8.58
                                                  ------              ------           ------           ------          ------
Per share market value -- end of period           $ 7.38              $ 7.13           $ 9.19           $ 9.06          $ 9.38
                                                  ======              ======           ======           ======          ======
Total return                                        5.20%              (0.59)%           8.37%            3.90%           4.50%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.11%               1.06%            1.10%            1.19%           1.24%
  Net investment income                             6.76%               6.49%            6.62%            7.26%           7.47%
Portfolio turnover                                    18%                 15%              12%              21%             13%
Net assets at end of period (000 Omitted)       $305,789            $312,195         $333,544         $329,282        $328,630

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Income Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The trust can invest at least 65% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date. The trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when- issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the trust from net interest received on tax-exempt municipal bonds are not included by shareholders as gross income for federal income tax purposes because the trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 2000, accumulated undistributed net investment income was increased by $5,790, accumulated net realized loss on investments was decreased by $4,664,461 and paid in capital was decreased by $4,670,251, due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

At October 31, 2000, the trust, for federal income tax purposes, had a capital loss carryforward of $42,804,887, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2001, ($3,636,033), October 31, 2002, ($7,977,644),
October 31, 2003, ($4,513,979), October 31, 2004, ($8,774,606), October 31,
2005, ($16,518,819), and October 31, 2006, ($1,383,806).

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the trust's average daily net assets and 6.32% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $38,047 for the year ended October 31, 2000.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $54,360,055 and $54,860,569, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $305,557,426
                                                                   ------------
Gross unrealized depreciation                                      $(14,932,956)
Gross unrealized appreciation                                        11,395,201
                                                                   ------------
    Net unrealized depreciation                                    $ (3,537,755)
                                                                   ============

(5) Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                                       YEAR ENDED OCTOBER 31,
                                                    --------------------------
                                                      2000              1999
                                                    ---------        ---------
Shares issued to shareholders in reinvestment
  of distributions                                   21,014           223,925
                                                     ------           -------

(6) Line of Credit
The trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporarily financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended October 31, 2000, was $2,240. The trust had no borrowings during the period.

(7) Restricted Securities
The trust may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 2000, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 5.32% of total assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                         DATE OF             PAR
DESCRIPTION                                          ACQUISITION          AMOUNT            COST           VALUE
------------------------------------------------------------------------------------------------------------------
Chicago, IL, Public Building Commission,
  Building Rev., RITES, 5.169s, 2016                     3/11/99      $1,300,000      $1,397,175     $ 1,260,558
Chicago, IL, Public Building Commission,
  Building Rev., RITES, 5.169s, 2017                     3/11/99       1,050,000       1,119,368       1,000,965
Dade County, FL, Housing Finance Agency
  (Blackstone), 8.375s, 2002                             4/22/94       5,466,500       5,466,500       5,483,829
Dade County, FL, Housing Finance Agency
  (Silverblue), 8.375s, 2002                             4/22/94       3,207,500       3,207,500       3,217,667
Hannibal, MO, Industrial Development
  Authority (Hannibal Regional
  Healthcare), 9.5s, 2001                                3/23/92       1,460,000       1,446,565       1,582,552
Houston, TX, Community College Systems,
  7.875s, 2025                                           6/19/00       2,500,000       2,485,000       2,470,625
Niagara Falls, NY, Bridge Commission, Toll
  Rev., RITES, FGIC, 5.233s, 2015                        5/21/99       1,500,000       1,603,065       1,542,720
                                                                                                     -----------
                                                                                                     $16,558,916
                                                                                                     ===========

(8) Subsequent Event
Effective December 7, 2000, the trust issued 2,800 shares of Auction Rate Municipal Preferred Stock, series T and 2,800 of Auction Rate Municipal Preferred Stock, series TH at aggregate offering price of $140,000,000. The liquidation preference of each share is $25,000 plus accumulated but unpaid dividends. The estimated net proceeds of the offering are $138,081,540 after payment of offering expenses and the underwriting discount.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 5, 2000

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE TRUST FROM NET INVESTMENT INCOME DURING THE YEAR ENDED OCTOBER 31, 2000, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

-------------------------------------------------------------------------------

MFS(R) MUNICIPAL INCOME TRUST

TRUSTEES                                                      PORTFOLIO MANAGER
J. Atwood Ives+(2) - Chairman and Chief Executive             Michael W. Roberge*
Officer, Eastern Enterprises (diversified services
company)                                                      TREASURER
                                                              James O. Yost*
Lawrence T. Perera+(1) - Partner, Hemenway &
Barnes (attorneys)                                            ASSISTANT TREASURERS
                                                              Mark E. Bradley*
William J. Poorvu+(1) - Adjunct Professor, Harvard            Robert R. Flaherty*
University Graduate School of Business                        Laura F. Healy*
Administration                                                Ellen Moynihan*

Charles W. Schmidt+(2) - Private Investor                     SECRETARY
                                                              Stephen E. Cavan*
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS Investment            ASSISTANT SECRETARY
Management                                                    James R. Bordewick, Jr.*

Jeffrey L. Shames* - Chairman and Chief Executive             TRANSFER AGENT, REGISTRAR, AND
Officer, MFS Investment Management                            DIVIDEND DISBURSING AGENT
                                                              State Street Bank and Trust Company
Elaine R. Smith+(1) - Independent Consultant                  c/o MFS Service Center, Inc.
                                                              P.O. Box 9024
David B. Stone+(1)(2) - Chairman, North American              Boston, MA 02205-9824
Management Corp. (investment advisers)                        1-800-637-2304

INVESTMENT ADVISER                                            CUSTODIAN
Massachusetts Financial Services Company                      State Street Bank and Trust Company
500 Boylston Street
Boston, MA 02116-3741                                         AUDITORS
                                                              Deloitte & Touche LLP


  +  Independent Trustee
  *  MFS Investment Management
(1)  Member of Audit Committee
(2)  Member of Portfolio Trading Committee

MFS(R) MUNICIPAL INCOME TRUST                                       ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
500 Boylston Street, Boston, MA 02116.
                                                            MFMCE-2  12/00  27M